UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 24, 2003
(Date of earliest event reported)

Harsco Corporation
(Exact name of registrant as specified in its charter)

DE	1-3970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8888 Camp Hill PA, 17011	17001-8888
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   717-763-7064

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated July 24, 2003

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition." This information shall not be filed for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On July 24, 2003, Harsco Corporation issued a press release announcing its earnings for the second quarter of 2003. A copy of the press release is attached hereto and incorporated by reference herein as Exhibit 99.1.

Exhibit Index
99.1	Press release dated July 24, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation (Registrant)
July 24, 2003 (Date)	/s/ SALVATORE D. FAZZOLARI Salvatore D. Fazzolari Senior Vice President, Chief Financial Officer & Treasurer